SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     July 2, 1999
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                          Riviera Holdings Corporation
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               (Exact Name of Registrant as Specified in Charter)


           Nevada                       000-21430              88-0296885
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(State or Other  Jurisdiction          (Commission           (IRS Employer
     of Incorporation)                  File Number)       Identification No.)


         2901 Las Vegas Boulevard South, Las Vegas, Nevada           89109
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         (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code   (702) 734-5110
                                                     ---------------------------


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events
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                  The registrant has entered into a Settlement Agreement,  dated as of July 1, 1999 (the "Settlement Agreement"), by and among Allen E. Paulson ("Paulson"), an individual residing in the State of California,
         R&E  Gaming  Corp.   ("Gaming"),   a  Delaware   corporation,   Riviera
         Acquisition  Sub,  Inc.  ("RAS"),   a  Nevada   corporation,   Elsinore
         Acquisition  Sub,  Inc.  ("EAS"),  a  Nevada  corporation,   and  Carlo
         Corporation, a Delaware corporation ("Carlo," and collectively with Paulson, Gaming, EAS and RAS, the "Paulson Plaintiffs"), and the registrant ("RHC"), a Nevada corporation. See Settlement Agreement attached hereto as Exhibit 10.1.

                  The Settlement Agreement is subject to court approval. If the Settlement Agreement is approved, Paulson would recive $5 million consisting of (i) $3,477,000 ($7.50 per share) for the 463,655 shares of RHC common stock owned by Paulson and (ii) $,523,000 out of the funds being held in escrow for the benefit of holders of RHC Contingent Value Rights ("CVR's"). The remainder of the escrow (about $4,350,000 at May 31, 1999) would be distributed to the holders of the CVR's. Each CVR would receive about $2.46 per CVR. See Press Release dated July 2, 1999, attached hereto as Exhibit 99.1


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         (c)   Exhibits

         10.1 Settlement Agreement, dated as of July 1, 1999, by and among Paulson, Gaming, RAS, EAS, Carlo and RHC.

         99.1       Press Release, dated July 2, 1999.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          RIVIERA  HOLDINGS  CORPORATION
                                                   (Registrant)


Date:    July 2, 1999                        /s/ Duane Krohn
                                          -------------------------------------
                                          Duane Krohn
                                          Treasurer and Chief Financial Officer


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                                  EXHIBIT INDEX

         Exhibit
         Number                     Description
         -------                    -----------

         10.1 Settlement Agreement, dated as of July 1, 1999, by and among Paulson, Gaming, RAS, EAS, Carlo and RHC.

         99.1      Press Release, dated July 2, 1999.